Supplement dated April 12, 2022 to the Prospectus dated May 1, 2021 for the

Pacific Choice Income, Pacific Journey Select (offered on or after October 1, 2013), and Pacific Odyssey (offered on or after October 1, 2013) individual flexible premium deferred variable annuity contracts and the Prospectus dated May 14, 2021 for the Pacific Quest individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Pacific Journey Select, Pacific Odyssey, Pacific Choice Income, and Pacific Quest variable annuity contract prospectuses (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of the current prospectus, you may obtain one by visiting PacificLife.com/Prospectus or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the variable annuity product name “Pacific Choice Income,” “Pacific Journey Select,” “Pacific Odyssey,” or “Pacific Quest” as applicable under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge, Annual Credit, Enhanced Income and Guaranteed Lifetime Income percentages for the Enhanced Income Select 2 (Single) or (Joint) optional riders in effect on or after the date below. For complete information about the Future Income Generator (Single) or (Joint) or the Enhanced Income Select 2 (Single) or (Joint), see the Prospectus.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)* signed on or after May 1, 2022.

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.50%	7.0%
Future Income Generator (Joint)	1.60%	7.0%
Enhanced Income Select 2 (Single)	1.50%	7.0%
Enhanced Income Select 2 (Joint)	1.70%	7.0%

The current Withdrawal Percentages/Enhanced Income Percentages are the following:

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%	0%	0%
59½	4.25%	3.75%	4.75%	4.25%
60	4.25%	3.75%	4.75%	4.25%
61	4.25%	3.75%	4.75%	4.25%
62	4.25%	3.75%	4.75%	4.25%
63	4.25%	3.75%	4.75%	4.25%
64	4.25%	3.75%	4.75%	4.25%
65	5.0%	4.5%	7.25%	6.75%
66	5.0%	4.5%	7.25%	6.75%
67	5.0%	4.5%	7.25%	6.75%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
68	5.0%	4.5%	7.25%	6.75%
69	5.0%	4.5%	7.25%	6.75%
70	5.0%	4.5%	7.75%	7.25%
71	5.0%	4.5%	7.75%	7.25%
72	5.0%	4.5%	7.75%	7.25%
73	5.0%	4.5%	7.75%	7.25%
74	5.0%	4.5%	7.75%	7.25%
75	5.25%	4.75%	7.75%	7.25%
76	5.25%	4.75%	7.75%	7.25%
77	5.25%	4.75%	7.75%	7.25%
78	5.25%	4.75%	7.75%	7.25%
79	5.25%	4.75%	7.75%	7.25%
80	5.25%	4.75%	7.75%	7.25%
81	5.25%	4.75%	7.75%	7.25%
82	5.25%	4.75%	7.75%	7.25%
83	5.25%	4.75%	7.75%	7.25%
84	5.25%	4.75%	7.75%	7.25%
85 and older	5.25%	4.75%	7.75%	7.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The current Guaranteed Lifetime Income Percentage is:

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

** The Age range that applies based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time the Contract Value is reduced to zero.

In order for you to receive the percentages reflected above, your application (or Regulation 60 paperwork if a replacement)  must be signed on or after the date referenced above, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 90 calendar day period current percentage rates have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

•                  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

•                  If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement). For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. NYVAR0422